                                                                   EXHIBIT 10.44

                          UNITED PANAM FINANCIAL CORP.

                           INDEMNIFICATION AGREEMENT

          This Indemnification Agreement (the "Agreement"), dated as of __________, 1997, is made and effective as of the date set forth in Section 15 of the Agreement, by and between United PanAm Financial Corp., a Delaware corporation and holding company of a federally insured depository institution (the "Corporation"), and ______________, a director and/or officer of the Corporation (the "Indemnitee").

                                    RECITALS

          A. The Corporation and the Indemnitee recognize that the Federal Deposit Insurance Corporation has promulgated regulations governing indemnification agreements between federally insured depository institutions or affiliated depository institution holding companies and their directors and officers (the "Regulations") set forth at 12 CFR Part 359, which Regulations prohibit the making of certain indemnification agreements and the payment of funds subject to such agreements. The Corporation and the Indemnitee intend this Agreement to comply with the Regulations [and that this Indemnification Agreement replace any and all agreements between the Corporation and the Indemnitee which provide for the payment of any indemnification payments which were entered into before the promulgation of the Regulations.]

          B. The Corporation and the Indemnitee recognize that the present state of the law relating to director and officer liability is too uncertain to provide the Corporation's directors and officers with adequate and reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties for the Corporation;

          C. The Corporation and the Indemnitee are aware of the substantial growth in the number of lawsuits filed against corporate directors and officers in connection with their activities in such capacities and by reason of their status as such;

          D. The Corporation and the Indemnitee recognize that the cost of defending against such lawsuits, whether or not meritorious, is typically beyond the financial resources of most directors and officers of the Corporation;

          E. The Corporation and the Indemnitee recognize that the legal risks and potential liabilities, and the threat thereof, associated with proceedings filed against the directors and officers of the Corporation bear no reasonable relationship to the amount of compensation received by the Corporation's directors and officers;

          F. The Corporation, after reasonable investigation prior to the date hereof, has determined that the liability insurance coverage available to the Corporation as of the date hereof is

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

inadequate, unreasonably expensive or both. The Corporation believes, therefore, that the interest of the Corporation's stockholders would be best served by a combination of (i) such insurance as the Corporation may elect to obtain pursuant to the Corporation's obligations hereunder and (ii) a contract with its directors and officers, including the Indemnitee, to indemnify them to the fullest extent permitted by law (as in effect on the date hereof, or, to the extent any amendment may expand such permitted indemnification, as hereafter in effect) against personal liability for actions taken in the performance of their duties to the Corporation;

          G. Section 145 of the General Corporation Law of the State of Delaware empowers Delaware corporations to indemnify their directors and officers and further states that the indemnification and advancement of expenses provided by Section 145 "shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office;" thus, Section 145 does not by itself limit the extent to which the Corporation may indemnify persons serving as its directors and officers;

          [H. The Corporation's Certificate of Incorporation and Bylaws authorize the indemnification of the directors and officers of the Corporation in excess of that expressly permitted by Section 145, subject to the limitations set forth in Section 102(b)(7) of the General Corporation Law of the State of Delaware;]

          I. The Board of Directors of the Corporation has concluded that, to retain and attract talented and experienced individuals to serve as directors and officers of the Corporation and to encourage such individuals to take the business risks necessary for the success of the Corporation, it is necessary for the Corporation to contractually indemnify its directors and officers, and to assume for itself liability for expenses and damages in connection with certain claims against such directors and officers in connection with their service to the Corporation, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Corporation and its stockholders;

          J. The Corporation desires and has requested the Indemnitee to serve or continue to serve as a [director/officer] of the Corporation, free from undue concern for the risks and potential liabilities associated with such services to the Corporation; and

          K. The Indemnitee is willing to serve, or continue to serve, the Corporation, provided, and on the expressed condition, that he is furnished with the indemnification provided for herein.

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                                   AGREEMENT

     NOW, THEREFORE, the Corporation and Indemnitee agree as follows:

     1.   Definitions.
          -----------

          a. "Expenses" means, for the purposes of this Agreement, all direct and indirect costs of any type or nature whatsoever (including, without limitation, any fees and disbursements of Indemnitee's counsel, accountants and other experts and other out-of-pocket costs) actually and reasonably incurred by the Indemnitee in connection with the investigation, preparation, defense or appeal of a Proceeding; provided, however, that Expenses shall not include judgments, fines, penalties or amounts paid in settlement of a Proceeding.

          b. "Other enterprise" includes, for the purposes of this Agreement, employee benefit plans; references to "fines" includes any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Corporation" includes any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

          c. "Proceeding" means, for the purposes of this Agreement, any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action brought by or in the right of the Corporation) in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a [director/officer] of the Corporation, by reason of any action taken by Indemnitee or of any inaction on Indemnitee's part while acting as such [director/officer] or by reason of the fact that Indemnitee is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director and/or officer of the foreign or domestic corporation which was a predecessor corporation to the Corporation or of another enterprise at the request of such predecessor corporation, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

     2.   Agreement to Serve.  In consideration of the protection afforded
          ------------------
by this Agreement, if Indemnitee is a director of the Corporation, Indemnitee agrees to serve at least for the balance of the current term as a director and not to resign voluntarily during such period without the written consent of a majority of the Board of Directors. If Indemnitee is an officer of the corporation not serving under an employment contract, Indemnitee agrees to serve in such capacity at least for

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the balance of the current fiscal year of the Corporation and not to resign voluntarily during such period without the written consent of a majority of the Board of Directors. Following the applicable period set forth above, Indemnitee agrees to serve or continue to serve in such capacity as a director or officer of the Corporation to the best of his or her abilities at the will of the Corporation or under separate contract, if such contract exists, for so long as Indemnitee is duly elected or appointed and qualified or until such time as Indemnitee tenders his or her resignation in writing. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

      3.  Indemnification.
          ---------------

          a.  Third Party Proceedings.  The Corporation shall, except to the
              -----------------------
extent prohibited by the Regulations, indemnify Indemnitee against Expenses, judgments, fines, penalties or amounts paid in settlement (if the settlement is approved in advance by the Corporation) actually and reasonably incurred by Indemnitee in connection with a Proceeding (other than a Proceeding by or in the right of the Corporation) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption
---------------
that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful.

          b.  Proceedings by or in the Right of the Corporation.  To the fullest
              -------------------------------------------------
extent permitted by law, the Corporation shall, except to the extent prohibited by the Regulations, indemnify Indemnitee against Expenses and amounts paid in settlement, actually and reasonably incurred by Indemnitee in connection with a Proceeding by or in the right of the Corporation to procure a judgment in its favor if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation. Notwithstanding the foregoing, no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

          c.  Scope.  Notwithstanding any other provision of this Agreement but
              -----
subject to Section 14(b), the Corporation shall, except to the extent prohibited by the Regulations, indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by other provisions of this Agreement, the Corporation's Certificate of Incorporation, the Corporation's Bylaws or by statute.

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      4.  Limitations on Indemnification.  Any other provision herein to the
          ------------------------------
contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement:

          a.  Excluded Acts.  To indemnify Indemnitee for any acts or omissions
              -------------
or transactions from which a director may not be relieved of liability under
Section 102(b)(7)of the General Corporation Law of the State of Delaware; or

          b.  Claims Initiated by Indemnitee.  To indemnify or advance Expenses
              ------------------------------
to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145 of the General Corporation Law of the State of Delaware, but such indemnification or advancement of Expenses may be provided by the Corporation in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

          c.  Lack of Good Faith.  To indemnify Indemnitee for any Expenses
              ------------------
incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          d.  Insured Claims.  To indemnify Indemnitee for Expenses or
              --------------
liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to or on behalf of Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Corporation or any other policy of insurance maintained by the Corporation, or a subsidiary of the Corporation, or Indemnitee; or

          e.  Claims Under Section 16(b).  To indemnify Indemnitee for Expenses
              --------------------------
and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute; or

          f.  Claims Affected by the Regulations.  To indemnify Indemnitee for
              ----------------------------------
any Expenses, fines, monetary penalties or amounts paid in settlement prohibited by the Regulations.

     5.   Determination of Right to Indemnification.  Upon receipt of a
          -----------------------------------------
written claim addressed to the Board of Directors for indemnification pursuant to Section 3, the Corporation shall determine by any of the methods set forth in
Section 145(d) of the General Corporation Law of the State of Delaware and the Regulations whether Indemnitee has met the applicable standards of conduct which make it permissible under applicable law to indemnify Indemnitee. If a claim under Section 3 is not paid in full by the Corporation within thirty (30) days after such written claim has been received by the Corporation or if applicable, whatever time is reasonably necessary for the

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Corporation to complete the investigation contemplated in Section 3 of this
Agreement, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. The Indemnitee's Expenses incurred in connection with successfully establishing his or her right to indemnification or advances, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to make a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct under applicable law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has not met the applicable standard of conduct. The Corporation shall have the burden of proof concerning whether the Indemnitee has or has not met the applicable standard of conduct.

     6.   Advancement and Repayment of Expense.
          -------------------------------------

          a.  Proceedings.  The Expenses incurred by Indemnitee in defending and
              -----------
investigating any Proceeding shall, except to the extent prohibited by the Regulations, be paid by the Corporation in advance of the final disposition of such Proceeding within thirty (30) days after receiving from Indemnitee the copies of invoices presented to Indemnitee for such Expenses, if Indemnitee shall provide an undertaking to the Corporation to repay such amount to the extent it is ultimately determined that Indemnitee is not entitled to indemnification. In determining whether or not to make an advance hereunder, the ability of Indemnitee to repay shall not be a factor. Notwithstanding the foregoing, in a proceeding brought by the Corporation directly, in its own right (as distinguished from an action bought derivatively or by Any receiver or trustee), the Corporation shall not be required to make the advances called for hereby if the Board of Directors determines, in its sole discretion, that it does not appear that Indemnitee has met the standards of conduct which make it permissible under applicable law to indemnify Indemnitee and the advancement of Expenses would not be in the best interests of the Corporation and its stockholders.

          b.  Mandatory Payment of Expenses.   To the extent that Indemnitee has
              -----------------------------
been successful on the merits, in defense of any action, suit, or proceeding referred to in Section (3) hereof or in defense of any claim, issue or matter therein, Indemnitee shall, except to the extent prohibited by the Regulations, be indemnified against all Expenses incurred by Indemnitee in connection therewith.

     7.   Partial Indemnification.  If the Indemnitee is entitled under the
          -----------------------
Regulations and any provision of this Agreement to indemnification or advancement by the Corporation of some or a portion of any Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) incurred by Indemnitee in the investigation, defense, settlement or appeal of a Proceeding, but is not entitled to indemnification or advancement of the total amount thereof, the Corporation shall, except to the extent prohibited by

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

the Regulations, nevertheless indemnify or pay advancements to the Indemnitee for the portion of such Expenses or liabilities to which the Indemnitee is entitled.

     8.   Notice to Corporation by Indemnitee.  Indemnitee shall notify the
          -----------------------------------
Corporation in writing of any matter with respect to which Indemnitee intends to seek indemnification hereunder as soon as reasonably practicable following the receipt by Indemnitee of written notice thereof; provided that any delay in so notifying Corporation shall not constitute a waiver by Indemnitee of his or her rights hereunder. The written notification to the Corporation shall be addressed to the Board of Directors and shall include a description of the nature of the Proceeding and the facts underlying the Proceeding and be accompanied by copies of any documents filed by any state or federal regulatory agency or with the court in which the Proceeding is pending. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     9.   Maintenance of Liability Insurance.
          ----------------------------------

          a. The Corporation hereby agrees that so long as Indemnitee shall continue to serve as a [director/officer] of the Corporation and thereafter so long as Indemnitee shall be subject to any possible Proceeding, the Corporation, subject to Section 9(b), it shall use its best efforts to obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") which complies with the Regulations and which provides Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation's directors, if Indemnitee is a director; or of the Corporation's officers, if Indemnitee is not a director of the Corporation but is an officer.

          b. Notwithstanding the foregoing, the Corporation shall have no obligation to obtain or maintain D&O Insurance if the Corporation determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Corporation.

          c.  Notice to Insurers.  If, at the time of the receipt of a notice of
              ------------------
a claim pursuant to Section 8 hereof, the Corporation has D&O Insurance in effect, the Corporation shall give prompt notice of the commencement of such claim to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

     10.  Defense of Claim.  In the event that the Corporation shall be
          ----------------
obligated under Section 6 hereof to pay any Expenses of any Proceeding against Indemnitee, the Corporation, if appropriate, shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of

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

written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such Proceeding, at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Corporation, or (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and the Indemnitee in the conduct of such defense or (C) the Corporation shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Corporation.

     11.  Attorneys' Fees.  In the event that Indemnitee or the Corporation
          ---------------
institutes an action to enforce or interpret any terms of this Agreement, the Corporation shall reimburse Indemnitee for all of the Indemnitee's reasonable fees and expenses in bringing and pursuing such action or defense, unless as part of such action or defense, a court of competent jurisdiction determines that the material assertions made by Indemnitee as a basis for such action or defense were not made in good faith or were frivolous.

     12.  Continuation of Obligations.  All agreements and obligations of
          ---------------------------
the Corporation contained herein shall continue during the period the Indemnitee is a [director/officer] of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that Indemnitee served in any capacity referred to herein.

     13.  Successors and Assigns.  This Agreement establishes contract
          ----------------------
rights that shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

     14.  Non-exclusivity.
          ---------------

          a. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed to be exclusive of any other rights that the Indemnitee may have under any provision of law, the Corporation's Certificate of Incorporation or Bylaws, the vote of the Corporation's stockholders or disinterested directors, other agreements or otherwise, both as to action in his or her official capacity and action in another capacity while occupying his or her position as a [director/officer] of the Corporation. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

          b. In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule which expand the right of a Delaware corporation or a depository institution holding company to indemnify its officers and directors, the Indemnitee's rights and the

Corporation's obligations under this Agreement shall be expanded to the full extent permitted by such changes. In the event of any changes in any applicable law, statute or rule, which narrow the right of a Delaware corporation or a depository institution holding company to indemnify a director or officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

          15.  Effectiveness of Agreement. [To the extent that the
               --------------------------
indemnification permitted under the terms of certain provisions of this Agreement exceeds the scope of the indemnification provided for in the General Corporation Law of the State of Delaware, such provisions shall not be effective unless and until the Corporation's Certificate of Incorporation authorize such additional rights of indemnification. In all other respects, the balance of] This Agreement shall be effective as of the date set forth on the first page and may apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was an officer, director, employee or other agent of the Corporation, or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.

          [The Agreement shall be made and effective simultaneously with the effectiveness (the "Effective Date") of the sale of the Common Stock of the Corporation contemplated by that certain Registration Statement on Form S-1 (File No. ________) filed by the Corporation with the Securities and Exchange Commission on ________, 1997. The Agreement shall to the extent permitted by law, apply to acts of omissions of the Indemnitee which occurred prior to such date if the Indemnitee was an officer, director, employee or other agent of the Corporation, or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the time such act or omission occurred.]

          16.  Severability. Nothing in this Agreement is intended to require or
               ------------
shall be construed as requiring the Corporation to do or fail to do any act in violation of applicable law. The Corporation's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 16. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

          17.  Governing Law. This Agreement shall be interpreted and enforced
               -------------
in accordance with the laws of the State of Delaware, except to the extent federal law is applicable. To the extent permitted by applicable law, the parties hereby waive any provisions of law which render any provision of this Agreement unenforceable in any respect.

          18.  Notice. All notices, requests, demands and other communications
               ------
under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

          19.  Mutual Acknowledgment. Both the Corporation and Indemnitee
               ---------------------
acknowledge that in certain instances, federal law or applicable public policy may prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Corporation has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee.

          20.  Subrogation. In the event of payment under this Agreement, the
               -----------
Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.


          21.  Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, each of which shall constitute an original.

          22.  Amendment and Termination. No amendment, modification,
               -------------------------
termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.
                                 UNITED PANAM FINANCIAL CORP.



                                 By:____________________________
                                       [Title]

                                 Address:



INDEMNITEE:


_________________________
    (Type Name)



_________________________
    (Signature)


_________________________
     (Address)

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